  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 1997.

                                                       REGISTRATION NO. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                        DELCO REMY INTERNATIONAL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    6719                    35-1909253
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)
     INCORPORATION OR
      ORGANIZATION)
                               ----------------
                   SEE TABLE OF ADDITIONAL REGISTRANTS BELOW
                               ----------------
   2902 ENTERPRISE DRIVE, ANDERSON, INDIANA 46013, TELEPHONE: (765) 778-6499 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ----------------
                             SUSAN E. GOLDY, ESQ.
                      VICE PRESIDENT AND GENERAL COUNSEL
                        DELCO REMY INTERNATIONAL, INC.
   2902 ENTERPRISE DRIVE, ANDERSON, INDIANA, 46013, TELEPHONE (765) 778-6799 (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                              AGENT FOR SERVICE)
                               ----------------
                                  COPIES TO:
      CHRISTOPHER G. KARRAS, ESQ.              MARC S. ROSENBERG, ESQ.
        DECHERT PRICE & RHOADS                 CRAVATH, SWAINE & MOORE
       4000 BELL ATLANTIC TOWER                    WORLDWIDE PLAZA
           1717 ARCH STREET                       825 EIGHTH AVENUE
 PHILADELPHIA, PENNSYLVANIA 19103-2793        NEW YORK, NEW YORK 10019
            (215) 994-4000                         (212) 474-1000

                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-37703

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ----------------

                        CALCULATION OF REGISTRATION FEE

==========================================================================================
                                            PROPOSED        PROPOSED
                               AMOUNT       MAXIMUM          MAXIMUM
  TITLE OF EACH CLASS OF        TO BE    OFFERING PRICE     AGGREGATE        AMOUNT OF
SECURITIES TO BE REGISTERED  REGISTERED   PER UNIT(1)   OFFERING PRICE(1) REGISTRATION FEE
------------------------------------------------------------------------------------------
 8 5/8% Senior Notes Due
  2007..................     $15,000,000      100%         $15,000,000         $4,546
------------------------------------------------------------------------------------------
 Senior Guarantees of
  Registrants other than
  Delco Remy
  International, Inc. ..     $15,000,000       --              --             None(2)
==========================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.
(2) No separate fee payable pursuant to Rule 457(n).
================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS

 NAME AND ADDRESS, INCLUDING
    ZIP CODE AND TELEPHONE      STATE OR OTHER  PRIMARY STANDARD
 NUMBER, INCLUDING AREA CODE,   JURISDICTION OF  CLASSIFICATION   I.R.S. EMPLOYER
OF PRINCIPAL EXECUTIVE OFFICES   INCORPORATION    CODE NUMBER    IDENTIFICATION NO.
------------------------------  --------------- ---------------- ------------------
Delco Remy America, Inc....        Delaware           3694           35-1909405
2902 Enterprise Drive
Anderson, IN 46013
(765) 778-6499
Remy International, Inc....        Delaware           3694           35-2004050
2902 Enterprise Drive
Anderson, IN 46013
(765) 778-6499
Reman Holdings, Inc........        Delaware           3694           52-1910536
2902 Enterprise Drive
Anderson, IN 46013
(765) 778-6499
Nabco, Inc.................        Michigan           3694           38-2105668
591 E. Church Street
P.O. Box 66
Reed City, MI 49677
(616) 832-8104
The A&B Group, Inc.........       Mississippi         3694           64-0823245
1029 "B" Street
Meridian, MS 39301
(601) 485-8575
A&B Enterprises, Inc.......       Mississippi         3694           64-0643692
Highway 18, West
P.O. Box 8
Meridian, MS 39153
(601) 782-9922
Dalex, Inc. ...............       Mississippi         5013           64-0719018
Bay Springs Industrial Park
P.O. Box 1901
123 Commerce Street
Bay Springs, MS 39422
(601) 764-4168
A&B Cores, Inc. ...........       Mississippi         3694           64-0815878
225 White Oak Drive
P.O. Box 339
Raleigh, MS 39153
(601) 782-9922

 NAME AND ADDRESS, INCLUDING
    ZIP CODE AND TELEPHONE      STATE OR OTHER  PRIMARY STANDARD
 NUMBER, INCLUDING AREA CODE,   JURISDICTION OF  CLASSIFICATION   I.R.S. EMPLOYER
OF PRINCIPAL EXECUTIVE OFFICES   INCORPORATION    CODE NUMBER    IDENTIFICATION NO.
------------------------------  --------------- ---------------- ------------------
R&L Tool Company, Inc......       Mississippi         3694           64-0701131
R. 1, Box 320
Highway 481, North
Raleigh, MS 39153
(601) 536-2193
MCA, Inc. of Mississippi...       Mississippi         3694           64-0765216
412 Bay Street
P.O. Box 257
Heidelberg, MS 39439
(601) 787-2688
Power Investments, Inc. ...         Indiana           3714           35-1567602
400 Forsythe Street
P. O. Box 667
Franklin, IN 46131
(317) 738-2117
Franklin Power Products,
 Inc. .....................         Indiana           3714           35-1809762
400 Forsythe Street
P.O. Box 667
Franklin, IN 46131
(317) 738-2117
International Fuel Systems,
 Inc. .....................         Indiana           3714           35-1880654
980 Hurricane Road
Franklin, IN 46131
(317) 738-9408
Marine Drive Systems,
 Inc. .....................       New Jersey          3519           58-0941862
Grisom Aeroplex
1175 N. Hoosier Boulevard
Peru, IN 46970
(765) 689-8176
Marine Corporation of Amer-
 ica.......................         Indiana           3519           35-1804826
980 Hurricane Road
Franklin, IN 46131
(317) 738-9408
Powrbilt Products, Inc. ...          Texas            3519           75-2398592
617 S. 4th Street
Mansfield, TX 76063
(817) 473-3208
World Wide Automotive,
 Inc. .....................        Virginia           3694           54-1025997
130 Westbrooke Drive
Fort Collier Industrial
 Park
Winchester, VA 22603
(540) 667-6500

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and General Instruction V of Form S-1. The contents of the Registration Statement on Form S-1 (File No. 333-37703), as amended, declared effective on December 15, 1997 by the Securities and Exchange Commission are hereby incorporated by reference, including, without limitation, Exhibit 25 thereto and all exhibits incorporated by reference therein.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) Exhibits

  The following exhibits are filed herewith unless otherwise indicated:

    EXHIBIT
     NUMBER                              DESCRIPTION
    -------                              -----------
    1.1***    Form of Underwriting Agreement
    3.1+++++  Form of Certificate of Incorporation of the Company, as amended
    3.2++++   By-laws of the Company
    4.1**     Form of Indenture, including form of Note
    5.1       Opinion of Dechert Price & Rhoads, counsel to the Company, Delco
              Remy America, Inc. ("DRA") Reman Holdings, Inc. Remy
              International, Inc. and Marine Drive Systems, Inc.
    5.2       Opinion of Young, Williams, Henderson & Fuselier, P.A., counsel to the A & B Group, Inc., A & B Enterprises, Inc., Dalex, Inc.,
              A & B Cores, Inc., MCA, Inc. of Mississippi and R & L Tool
              Company, Inc.
    5.3       Opinion of Porteous & White P.C., counsel to Nabco, Inc.
    5.4       Opinion of Stephen Plopper & Associates, P.C., counsel to Power
              Investments, Inc., Franklin Power Products, Inc., International
              Fuel Systems, Inc. and Marine Corporation of America, Inc.
    5.5       Opinion of Hunton & Williams, counsel to World Wide Automotive,
              Inc.
   10.1++++   Light Duty Starter Motor Supply Agreement, dated July 31, 1994, by and between Delco Remy America, Inc. ("DRA") and General
              Motors Corporation ("GM")
   10.2++++   Heavy Duty Component Supply Agreement, dated July 31, 1994, by and between DRA and GM
   10.3++++   Distribution and Supply Agreement, dated July 31, 1994, by and between DRA and GM
   10.4+      Trademark License, dated July 31, 1994, by and among DRA, DR
              International, Inc. and GM
   10.5+      Tradename License Agreement, dated July 31, 1994, by and among
              DRA, DR International, Inc. and GM
   10.6+      Partnership Agreement of Delco Remy Mexico S. de R.L. de C.V.,
              dated April 17, 1997
   10.7++     Joint Venture Agreement, dated      , by and between Remy Korea
              Holdings, Inc. and S.C. Kim
   10.8+      Securities Purchase and Holders Agreement, dated July 29, 1994, by and among the Company, CVC, WEP, MascoTech, Harold K.
              Sperlich, James R. Gerrity and the individuals named therein as
              Management Investors
   10.9+      Registration Rights Agreement, dated July 29, 1994, by and among the Company, CVC, WEP, MascoTech, Harold K. Sperlich, James R.
              Gerrity and the individuals named therein as Management Investors
   10.10+++   Employment Agreement, dated July 31, 1994 by and between Delco
              Remy International, Inc. and Thomas J. Snyder
   10.11++++  Form of Fourth Amended and Restated Financing Agreement, dated as
              of     , 1997, among the Company, certain of the Company's
              subsidiaries signatories thereto and Bank One, Indianapolis,
              National Association, The CIT Group/Business Credit, Inc.
   10.12+     Indenture, dated as of August 1, 1996, among the Company, certain of the Company's subsidiaries signatories thereto and National
              City Bank of Indiana, as trustee
   10.13++++  Form of 8% Subordinated Debenture of DRA, due July 31, 2004 in
              favor of GM
   10.14+     Contingent Purchase Price Note of DRA, in favor of GM, dated July
              31, 1994
   10.15++    Lease by and between ANDRA L.L.L. and DRA, dated February 9, 1995
   10.16++    Lease by and between Eagle I L.L.L. and DRA, dated August 11,
              1995
   10.17+++++ Subordination Agreement, dated July 31, 1994, by and among the
              CIT Group, Inc. and World Subordinated Debt Partners, L.P.
   11.1+++++  Statement re Computation of Earnings per Share
   12.1+      Statement re Computation of Ratios
   21.1++++   Subsidiaries of Registrant

   EXHIBIT
   NUMBER                             DESCRIPTION
   -------                            -----------
   23.1    Consent of Ernst & Young LLP
   23.2    Consent of Fiedman & Fuller P.C.
   23.3    Consent of Dechert Price & Rhoads included in Exhibit 5.1
   23.4    Consent of Young, Williams, Henderson & Fuselier P.A. included in
           Exhibit 5.2
   23.5    Consent of Porteous & White P.C. included in Exhibit 5.3
   23.6    Consent of Stephen Plopper & Associates, P.C. included in Exhibit
           5.4
   23.7    Consent of Hunton & Williams included in Exhibit 5.6
   24.1    Power of Attorney included on Signature Page
   25.1*   Form T-1 Statement of Eligibility of Trustee

--------
   * Incorporated by reference to the Exhibit of the same number to the Registration Statement on Form S-1 previously filed by the Company on October 10, 1997, registering the issuance of $130,000,000 aggregate principal amount of 8 5/8% Senior Notes Due 2007 (File No. 333-37703) (the "Debt Registration Statement").
  ** Incorporated by reference to the Exhibit of the same number to Amendment
     No. 3 to the Debt Registration Statement which was filed by the Company on November 26, 1997.
 *** Incorporated by reference to the Exhibit of the same number to Amendment
     No. 4 to the Debt Registration Statement which was filed by the Company on December 9, 1997.
+ Incorporated by reference to the Exhibit of the same number to the Registration Statement on Form S-1 previously filed by the Company on October 10, 1997, registering the issuance of the Company's Class A Common Stock, par value $.01 per share (File No. 333-37675) (the "Equity Registration Statement").
++ Incorporated by reference to the Exhibit of the same number to Amendment No. 1 to the Equity Registration Statement which was filed by the Company on October 22, 1997.
+++ Incorporated by reference to the Exhibit of the same number to Amendment No. 2 to the Equity Registration Statement which was filed by the Company on November 21, 1997.
++++ Incorporated by reference to the Exhibit of the same number to Amendment
     No. 3 to the Equity Registration Statement which was filed by the Company on November 26, 1997.
+++++Incorporated by reference to the Exhibit of the same number to Amendment
     No. 4 to the Equity Registration Statement which was filed by the Company on December 8, 1997.

 (b) Financial Statement Schedules: None

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Delco Remy International, Inc.


                                          By:     /s/ Harold K. Sperlich
                                              ---------------------------------
                                                HAROLD K. SPERLICH CHAIRMAN

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE
       /s/ Harold K. Sperlich          Chairman (principal     December 16, 1997
-------------------------------------   executive officer)
         HAROLD K. SPERLICH             and Director

        /s/ David L. Harbert           Executive Vice          December 16, 1997
-------------------------------------   President and Chief
          DAVID L. HARBERT              Financial Officer
                                        (principal
                                        financial and
                                        principal
                                        accounting officer)

          /s/ E. H. Billig             Director                December 16, 1997
-------------------------------------
            E. H. BILLIG

     /s/ Richard M. Cashin, Jr.        Director                December 16, 1997
-------------------------------------
       RICHARD M. CASHIN, JR.

       /s/ Michael A. Delaney          Director                December 16, 1997
-------------------------------------
         MICHAEL A. DELANEY

        /s/ James R. Gerrity           Director                December 16, 1997
-------------------------------------
          JAMES R. GERRITY

        /s/ Robert J. Schultz          Director                December 16, 1997
-------------------------------------
          ROBERT J. SCHULTZ

        /s/ Thomas J. Snyder           Director                December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Delco Remy America, Inc.

                                          By:   /s/ Harold K. Sperlich
                                             ---------------------------------
                                                  HAROLD K. SPERLICH
                                                      CHAIRMAN

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneyinfact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                         TITLE                DATE
              ---------                         -----                ----
       /s/ Harold K. Sperlich           Chairman (principal      December 16,
-------------------------------------    executive officer)          1997
         HAROLD K. SPERLICH

        /s/ David L. Harbert            Executive Vice           December 16,
-------------------------------------    President and Chief         1997
          DAVID L. HARBERT               Financial Officer
                                         (principal
                                         financial and
                                         principal
                                         accounting officer)

          /s/ E. H. Billig              Director                 December 16,
-------------------------------------                                1997
            E. H. BILLIG

     /s/ Richard M. Cashin, Jr.         Director                 December 16,
-------------------------------------                                1997
       RICHARD M. CASHIN, JR.

       /s/ Michael A. Delaney           Director                 December 16,
-------------------------------------                                1997
         MICHAEL A. DELANEY

        /s/ James R. Gerrity            Director                 December 16,
-------------------------------------                                1997
          JAMES R. GERRITY

        /s/ Thomas J. Snyder            Director                 December 16,
-------------------------------------                                1997
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Remy International, Inc.


                                          By:     /s/ Harold K. Sperlich
                                             ---------------------------------
                                                     HAROLD K. SPERLICH
                                                          CHAIRMAN

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
       /s/ Harold K. Sperlich          Chairman (principal       December 16, 1997
-------------------------------------   executive officer)
         HAROLD K. SPERLICH

        /s/ David L. Harbert           Executive Vice            December 16, 1997
-------------------------------------   President and Chief
          DAVID L. HARBERT              Financial Officer
                                        (principal
                                        financial and
                                        principal
                                        accounting officer)

          /s/ E. H. Billig             Director                  December 16, 1997
-------------------------------------
            E. H. BILLIG

     /s/ Richard M. Cashin, Jr.        Director                  December 16, 1997
-------------------------------------
       RICHARD M. CASHIN, JR.

       /s/ Michael A. Delaney          Director                  December 16, 1997
-------------------------------------
         MICHAEL A. DELANEY

        /s/ James R. Gerrity           Director                  December 16, 1997
-------------------------------------
          JAMES R. GERRITY

        /s/ Thomas J. Snyder           Director                  December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Reman Holdings, Inc.



                                          By:     /s/ Harold K. Sperlich
                                              ---------------------------------
                                                HAROLD K. SPERLICH CHAIRMAN

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                         TITLE                DATE
              ---------                         -----                ----
       /s/ Harold K. Sperlich           Chairman (principal    December 16, 1997
-------------------------------------    executive officer)
         HAROLD K. SPERLICH

        /s/ David L. Harbert            Executive Vice         December 16, 1997
-------------------------------------    President and Chief
          DAVID L. HARBERT               Financial Officer
                                         (principal
                                         financial and
                                         principal
                                         accounting officer)

          /s/ E. H. Billing             Director               December 16, 1997
-------------------------------------
            E. H. BILLIG

     /s/ Richard M. Cashin, Jr.         Director               December 16, 1997
-------------------------------------
       RICHARD M. CASHIN, JR.

       /s/ Michael A. Delaney           Director               December 16, 1997
-------------------------------------
         MICHAEL A. DELANEY

        /s/ James R. Gerrity            Director               December 16, 1997
-------------------------------------
          JAMES R. GERRITY

        /s/ Thomas J. Snyder            Director               December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Nabco, Inc.


                                          By:    /s/ Nicholas J. Bozich
                                             ---------------------------------
                                             NICHOLAS J. BOZICH PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.-

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
       /s/ Nicholas J. Bozich          President and Chief       December 16, 1997
-------------------------------------   Executive Officer
         NICHOLAS J. BOZICH             (principal
                                        executive officer)

        /s/ David L. Harbert           Vice President,           December 16,
-------------------------------------   Treasurer                    1997
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                  December 16,
-------------------------------------                                1997
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          The A&B Group, Inc.


                                          By:     /s/ John M. Mayfield
                                             ---------------------------------
                                                JOHN M. MAYFIELD PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ John M. Mayfield           President (principal      December 16,
-------------------------------------   executive officer)           1997
          JOHN M. MAYFIELD

        /s/ David L. Harbert           Vice President,           December 16,
-------------------------------------   Treasurer                    1997
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                  December 16,
-------------------------------------                                1997
          THOMAS J. SNYDER

        /s/ James R. Gerrity           Director                  December 16,
-------------------------------------                                1997
          JAMES R. GERRITY

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          A&B Enterprises, Inc.


                                          By:     /s/ John M. Mayfield
                                              ---------------------------------
                                                      John M. Mayfield
                                                         President

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE

        /s/ John M. Mayfield           President (principal      December 16, 1997
-------------------------------------   executive officer)
          JOHN M. MAYFIELD


        /s/ David L. Harbert           Vice President,           December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                  December 16, 1997
-------------------------------------
          THOMAS J. SNYDER


        /s/ James R. Gerrity           Director                  December 16, 1997
-------------------------------------
          JAMES R. GERRITY

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Dalex, Inc.


                                          By:      /s/ John M. Mayfield
                                              ---------------------------------
                                                     John M. Mayfield
                                                        President

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                         TITLE                DATE


        /s/ John M. Mayfield            President (principal     December 16, 1997
-------------------------------------    executive officer)
          JOHN M. MAYFIELD


        /s/ David L. Harbert            Vice President,          December 16, 1997
-------------------------------------    Treasurer
          DAVID L. HARBERT               (principal
                                         financial and
                                         principal
                                         accounting officer)
                                         and Director

        /s/ Thomas J. Snyder            Director                 December 16, 1997
-------------------------------------
          THOMAS J. SNYDER


        /s/ James R. Gerrity            Director                 December 16, 1997
-------------------------------------
          JAMES R. GERRITY

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          A&B Cores, Inc.


                                          By:   /s/ John M. Mayfield
                                              ---------------------------------
                                                    John M. Mayfield
                                                       President

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                   DATE

        /s/ John M. Mayfield           President (principal      December 16, 1997
-------------------------------------   executive officer)
          JOHN M. MAYFIELD


        /s/ David L. Harbert           Vice President,           December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                  December 16, 1997
-------------------------------------
          THOMAS J. SNYDER


        /s/ James R. Gerrity           Director                  December 16, 1997
-------------------------------------
          JAMES R. GERRITY

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          R&L Tool Company, Inc.


                                          By:      /s/ John M. Mayfield
                                              ---------------------------------
                                                JOHN M. MAYFIELD PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ John M. Mayfield           President (principal    December 16, 1997
-------------------------------------   executive officer)
          JOHN M. MAYFIELD

        /s/ David L. Harbert           Vice President,         December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

        /s/ James R. Gerrity           Director                December 16, 1997
-------------------------------------
          JAMES R. GERRITY

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          MCA, Inc. of Mississippi


                                          By:      /s/ John M. Mayfield
                                              ---------------------------------
                                                JOHN M. MAYFIELD PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ John M. Mayfield           President (principal    December 16, 1997
-------------------------------------   executive officer)
          JOHN M. MAYFIELD

        /s/ David L. Harbert           Vice President,         December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

        /s/ James R. Gerrity           Director                December 16, 1997
-------------------------------------
          JAMES R. GERRITY

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Power Investments, Inc.

                                          By:  /s/ J. Michael Jarvis
                                             ----------------------------------
                                                 J. MICHAEL JARVIS
                                                    PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ J. Michael Jarvis          President (principal      December 16,
-------------------------------------   executive officer)           1997
          J. MICHAEL JARVIS             and Director

        /s/ David L. Harbert           Vice President,           December 16,
-------------------------------------   Treasurer                    1997
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                  December 16,
-------------------------------------                                1997
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Franklin Power Products, Inc.

                                          By:   /s/ J. Michael Jarvis
                                             ---------------------------------
                                                  J. MICHAEL JARVIS
                                                      PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ J. Michael Jarvis          President (principal      December 16,
-------------------------------------   executive officer)           1997
          J. MICHAEL JARVIS             and Director

        /s/ David L. Harbert           Vice President,           December 16,
-------------------------------------   Treasurer                    1997
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                  December 16,
-------------------------------------                                1997
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          International Fuel Systems, Inc.

                                          By:   /s/ J. Michael Jarvis
                                             ---------------------------------
                                                  J. MICHAEL JARVIS
                                                      PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ J. Michael Jarvis          President (principal      December 16,
-------------------------------------   executive officer)           1997
          J. MICHAEL JARVIS             and Director

        /s/ David L. Harbert           Vice President,           December 16,
-------------------------------------   Treasurer                    1997
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                  December 16,
-------------------------------------                                1997
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Marine Drive Systems, Inc.

                                          By:     /s/ J. Michael Jarvis
                                              ---------------------------------
                                                J. MICHAEL JARVIS PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 -----
        /s/ J. Michael Jarvis          President (principal    December 16, 1997
-------------------------------------   executive officer)
          J. MICHAEL JARVIS             and Director

        /s/ David L. Harbert           Vice President,         December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Marine Corporation of America

                                          By:     /s/ J. Michael Jarvis
                                             ----------------------------------
                                                J. MICHAEL JARVIS PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ J. Michael Jarvis          President (principal    December 16, 1997
-------------------------------------   executive officer)
          J. MICHAEL JARVIS             and Director

        /s/ David L. Harbert           Vice President,         December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          Powrbilt Products, Inc.

                                          By:     /s/ J. Michael Jarvis
                                             ----------------------------------
                                                J. MICHAEL JARVIS PRESIDENT

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ J. Michael Jarvis          President (principal    December 16, 1997
-------------------------------------   executive officer)
          J. MICHAEL JARVIS             and Director

        /s/ David L. Harbert           Vice President,         December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

        /s/ Thomas J. Snyder           Director                December 16, 1997
-------------------------------------
          THOMAS J. SNYDER

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ANDERSON AND STATE OF INDIANA ON DECEMBER 16, 1997.

                                          World Wide Automotive, Inc.

                                          By:     /s/ Thomas J. Snyder
                                             ----------------------------------
                                                 THOMAS J. SNYDER CHAIRMAN

  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas J. Snyder and Susan E. Goldy and each of them such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
        /s/ Thomas J. Snyder           Chairman (principal     December 16, 1997
-------------------------------------   executive officer)
          THOMAS J. SNYDER              and Director

        /s/ David L. Harbert           Vice President,         December 16, 1997
-------------------------------------   Treasurer
          DAVID L. HARBERT              (principal
                                        financial and
                                        principal
                                        accounting officer)
                                        and Director

-------------------------------------  Director
         RICHARD L. KEISLER

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Historical Financial Data" and to the use of our reports on the consolidated financial statements of Delco Remy International, Inc. dated September 5, 1997 (except for Note 16, as to which the date is December 16, 1997); on the financial statements of World Wide Automotive, Inc. dated October 16, 1997 (except for Note 10, as to which the date is December 16, 1997); on the consolidated financial statements of Ballantrae Corporation dated October 17, 1997 (except for Note 12, as to which the date is December 16, 1997); and on the financial statements of the Tractech Division of Titan Wheel International, Inc. dated October 17, 1997, in the Registration Statement on Form S-1 filed pursuant to Rule 462(b) of Delco Remy International, Inc. for the registration of an additional $15,000,000 principle amount of Senior Notes.

                                          Ernst & Young LLP

Indianapolis, Indiana
December 17, 1997

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report, dated October 15, 1997, on the financial statements of Precision Alternator and Starter, Inc. as of and for the two years in the period ended March 31, 1996, and our report, dated August 19, 1997, on the financial statements of Certipro Division of Precision Alternator and Starter, Inc. as of and for the year ended March 31, 1997, in the Registration Statement filed pursuant to Rule 462(b) and the related Prospectus of Delco Remy International, Inc. for the registration of its Senior Notes.

                                          Friedman & Fuller, P.C.

December 17, 1997